UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2008

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois	60045-4811
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities.

On June 25, 2008, Brunswick Corporation (“Brunswick”) approved a series of comprehensive cost reduction initiatives designed to improve Brunswick’s operational efficiency and profitability.

In connection with the implementation of these initiatives, Brunswick expects to incur aggregate pretax costs and charges totaling $200 million to $220 million.  Of this amount, Brunswick reported approximately $22 million in restructuring charges, and estimated future charges of $29 million, in its Quarterly Report on Form 10-Q for the quarterly period ending March 29, 2008, and announced an estimated $25 million to $30 million of restructuring charges related to the shutdown of the Bluewater Marine Group in the Corporation’s Current Report on Form 8-K filed May 14, 2008, for a total of between $75 million and $80 million in charges previously disclosed.

The total charges at the lower end of the range include approximately: $76 million of asset write-downs and asset impairments, including approximately $18 million relating to the Valley-Dynamo commercial pool table business, $18 million relating to the Bluewater Marine Group business, and $8 million related to the Baja boat business; $62 million of severance costs; $51 million in costs associated with manufacturing site rationalizations; and $12 million of other costs.

The company estimates that approximately $170 million to $180 million of these charges will be recorded in 2008 (including the $22 million incurred in the first quarter), with the balance in 2009. Of the restructuring costs to be incurred during 2008, just over 50 percent will be cash charges.

Item 2.06	Material Impairments.

The information included in Item 2.05 above is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The news release announcing these actions is furnished as Exhibit 99.1 and incorporated herein by reference.  The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

This Current Report on Form 8-K contains forward-looking statements regarding Brunswick’s future operations and future impairments and charges that Brunswick may incur.  Actual events or results may differ materially from those described herein.  Among the important factors that could cause future events or results to vary are the risks arising from the ability of Brunswick to effect the cost reduction initiatives as planned, the potential for unexpected liabilities related to the disposition of certain assets, and the possibility that the final accounting and valuation of the assets involved could vary from the estimates set forth herein.   Additional factors that might affect these forward-looking statements are described in filings with the SEC such as Brunswick's most recent Forms 10-K and 10-Q.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description of Exhibit

99.1	News Release dated June 26, 2008, announcing cost reduction initiatives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Date: June 26, 2008	By:	/s/ ALAN L. LOWE
Name: Alan L. Lowe
Title: Vice President and Controller

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit

99.1	News Release dated June 26, 2008, of Brunswick Corporation, announcing cost reduction initiatives.